                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2001
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                         QueryObject Systems Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                     1-13587           94-3087939
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

         One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (516) 228-8500

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
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            On October 25, 2001, QueryObject Systems Corporation (the "Company")
issued a press release announcing that it was curtailing its operations and exploring other options. The text of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

       (c)  Exhibits.
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      99.1     Press release of the Company, dated October 25, 2001.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUERYOBJECT SYSTEMS CORP.

Dated: October 29, 2001                 By: /s/ Daniel Pess
                                            -----------------------------
                                            Name:  Daniel Pess
                                            Title: Executive Vice President
                                                   and Chief Financial
                                                   Officer

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